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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): DECEMBER 8, 2005

                         DOCUMENT SECURITY SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           NEW YORK                     0-14621                16-1229730
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)



       FIRST FEDERAL PLAZA, SUITE 1525
             28 EAST MAIN STREET
                ROCHESTER, NY                                     14614
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


       Registrant's telephone number, including area code: (585) 325-3610


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS

            The Company held its annual meeting of stockholders on December 8, 2005. At the meeting, the stockholders:

     o Elected six directors, including Patrick White, Thomas M. Wicker, Alan E. Harrison, Timothy Ashman, Robert B. Fagenson and Ira A. Greenstein;


     o amended the Document Security Systems' 2004 Employee Stock Option Plan to, among other things, increase the number of authorized shares by 1,000,000 shares and allow for the grant of restricted stock awards;


     o amended the Document Security Systems' Non-Executive Director Stock Option Plan to, among other things, allow for the grant of restricted stock awards; and


     o ratified Freed Maxick & Battaglia, CPAs PC as the Company's independent public accountants for the fiscal year ending December 31, 2005.

A slideshow, presented by Patrick A. White, President, Chairman and Chief Executive Officer of the Company at the annual meeting and a transcript of Mr. White's remarks are available on the Company's website at www.documentsecurity.com.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         None.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               DOCUMENT SECURITY SYSTEMS, INC.


Dated: December 13, 2005                        By: /S/ Patrick A. White
                                                    ---------------------------
                                                          PATRICK A. WHITE
                                                      CHIEF EXECUTIVE OFFICER





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